Exhibit 99.1
 Shenandoah Telecommunications Company to Acquire NTELOS Holdings Corp. and Amend Affiliate Agreement with Sprint Corp.August 11, 2015  NASDAQ: SHEN  Exhibit 99.1

 Safe Harbor Statement  This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our business strategy, our prospects and our financial position. These statements can be identified by the use of forward-looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,” “should,” “could,” “potential,” “projects” or “anticipates” or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties. These statements are based on current expectations of future events. Shentel cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed merger with nTelos Holdings Corp. and the transactions with Sprint, including future financial and operating results, Shentel’s plans, objectives, expectations and intentions, the expected timing of completion of the transactions, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties relating to: The ability to obtain the NTELOS Holdings Corp. stockholder approval; The risk that the parties may be unable to obtain governmental and regulatory approvals required for the transactions, or required governmental and regulatory approvals may delay the transactions or result in the imposition of conditions that could cause the parties to abandon the transactions;The risk that a condition to closing of the transactions may not be satisfied;The occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement or the agreements with Sprint;The timing to consummate the transactions; The risk that consents of third-parties may not be obtained;The risk that the businesses will not be integrated successfully, including the migration of nTelos Holdings Corp.’s subscribers; The risk that the cost savings and any other synergies from the transactions may not be fully realized or may take longer to realize than expected;The effect of the announcement of the transactions on the retention of customers, employees or suppliers;The diversion of management time on merger-related issues; General worldwide economic conditions and related uncertainties, including in the credit markets; Increasing competition in the communications industry; The complex and uncertain regulatory environment in which the parties operate; andOther risks, uncertainties and factors discussed or referred to in the “Risk Factors” section of Shentel’s most recent Annual Report1.All such factors are difficult to predict and are beyond Shentel’s control. All forward-looking statements speak only as of the date made, and Shentel does not undertake any obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or developments or otherwise.  Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2015, or in Shentel’s subsequent filings with the SEC, which filings are available online at www.sec.gov, www.shentel.com or on request to Shentel. .

 Use of Non-GAAP Financial Measures  Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles. These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because Shentel believes they provide relevant and useful information to investors. Shentel utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, return investment to shareholders and to fund continued growth. Shentel also uses these financial performance measures to evaluate the performance of its businesses and for budget planning purposes.

 Call Participants  Chris French President & Chief Executive OfficerEarle MacKenzie Executive Vice President & Chief Operating OfficerAdele Skolits Vice President of Finance & Chief Financial Officer

Transactions Introduction

nTelos Acquisition	■ Strategic acquisition of adjacent operating footprint on attractive terms ■ $586[1] million enterprise value; all-cash acquisition of NTELOS Holdings Corp. ("nTelos") ■ $9.25 per share in cash payable to nTelos shareholders at closing ■ Net consideration is approximately $330 million, after deducting the net present value of the reduction in future fees due to Sprint (as outlined below) from enterprise value
Sprint Exchange of Assets	■ Exchange of certain assets with Sprint Corp. ("Sprint") includes: ■ Sprint subscribers and stores in the acquired nTelos markets ■ $252 million in reduced settlement fees realized over approximately five to six years ■ Approximately $60 million cash payment over time as collected by Sprint for accounts receivable balances of nTelos customers transferred to Sprint ■ Revised affiliate agreement and extended term by five years to 2029 ■ Cancel the Network Wholesale Agreement between Sprint and nTelos
Timing	■ Acquisition of nTelos has been approved unanimously by the Boards of Directors of Shentel and nTelos ■ Transaction with Sprint has been approved unanimously by the Boards of Directors of Shentel and Sprint ■ Transactions to close concurrently ■ Expected to close by early 2016; subject to regulatory approval and other customary closing conditions

SHENTEL

1. Based on publicly reported net debt of $378 million as of June 30, 2015, and equity value of $208 million, and excludes minority interests.

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Benefits of the Transactions

Enhanced Scale and Network	▪ Expected to have a total licensed population ("POP") of 5.4 million, a network that covers 4.3 million POPs and total subscribers of over 1 million ▪ Approximately doubles Shentel's covered POPs, revenue and OIBDA ▪ Increases presence in highly complementary Mid-Atlantic footprint ▪ Expands and upgrades 4G LTE network in the region
Expanded Relationship with Sprint	▪ Further solidifies Shentel and Sprint's strong relationship through an alignment of operating assets as well as extending the term of the Affiliate Agreement
Attractive Value	▪ Sprint is contributing significant value to the Transaction, including $252 million in reduced fees over 5 to 6 years ▪ Attractive Net Transaction Consideration Value ▪ Reasonable pro forma leverage and no shareholder dilution
Meaningful Operating Benefits	▪ Overlaps with portions of existing Shentel wireless, cable, fiber and wireline networks which will enable Shentel to eliminate redundant cell sites, leverage fiber and tower assets ▪ Enhanced scale and access to Sprint's shared services to help drive operating efficiencies ▪ Local market focus coupled with the Sprint brand should further improve subscriber results

SHENTEL
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nTelos Represents a High-Quality Asset in Complementary Markets

- nTelos is a publicly traded regional wireless carrier providing coverage to customers predominantly in Virginia and West Virginia
  - Branded retail business selling postpaid and prepaid service
  - Exclusive wholesale network provider for Sprint in portions of Western Virginia and West Virginia through 2022
  - Currently building 4G LTE network and enhancing coverage
- nTelos has approximately 223,000 postpaid subscribers and 66,500 prepaid subscribers as of June 30, 2015 (1)
- Shentel will complete nTelos' plans to build 4G LTE, expand coverage and close down its Eastern Virginia Markets

nTelos Coverage Footprint



PA
Charleston
Morgantown
Huntington
MD
WV
Edinburg
Charlottesville
Waynesboro
VA
Roanoke
Lynchburg

SHENTEL

1. As of June 30, 2015 excluding approximately 8,000 subscribers expected to be transferred to Sprint at closing.

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 Meaningfully Increasing Scale and Aligning Long Term Interests with Sprint for a Continued Successful Partnership  With nTelos and Sprint’s subscribers Shentel will:Increase its wireless subscriber base by more than 2.3xThe combined business is expected to have a wireless customer mix of:60% Postpaid40% PrepaidThe transactions position Shentel as the 6th largest public wireless company in the United States  Run-Rate Wireless Subscribers1 (‘000)  As of June 30, 2015 excluding approximately 8,000 subscribers expected to be transferred to Sprint at closing.

Transactions Details

nTelos Transaction	▪ $586[1] million enterprise value; all-cash consideration ▪ $9.25 per share in cash for a total equity value of $208 million ▪ Full repayment of nTelos debt ▪ Implies 5.6x nTelos 2015E management guidance EBITDA[2] ▪ Purchase of 100% of nTelos common stock ▪ Acquiring net operating loss carryforwards from nTelos as part of the acquisition. We intend to utilize all but approximately $20 million of the $130 million balance at 6/30/15 ▪ Quadrangle entities, which hold over 18% of nTelos common stock, have executed a Voting Agreement in support of the Transaction
Sprint Transaction	▪ Cash settlement to Shentel from Sprint of $252 million will be realized as offsets to the management fees payable to Sprint by Shentel of up to $4.2 million per month; anticipated to be satisfied within 5 to 6 years ▪ nTelos subscribers and Sprint subscribers within the affiliate territory will be governed by a revised Affiliate Agreement between Sprint and Shentel ▪ The existing Network Wholesale Agreement between nTelos and Sprint will be cancelled ▪ nTelos operations will be converted to the Sprint brand. The nTelos network will be upgraded to 4G LTE and coverage will be expanded ▪ nTelos spectrum licenses transferred to Sprint ▪ Shentel will assume Sprint retail subscribers and stores within the nTelos markets. ▪ Shentel will receive approximately $60 million for nTelos accounts receivable. Estimated service receivables of $33 million will be paid to Shentel as received by Sprint and $27 million of estimated equipment receivables will be paid in equal monthly installments over a 24 month period, subject to potential adjustments ▪ Affiliate Agreement's terms will be revised

SHENTEL®

1. Acquisition value excludes minority interests. Figures as of 6/30/2015.
2. Assumes nTelos management 2015E EBITDA reaffirmed guidance midpoint of $104 million, per Q2 2015 earnings release. Total Enterprise Value calculated as implied market value of equity plus total debt less unrestricted cash on balance sheet, all as of 6/30/2015.

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 Net Transactions Consideration  (1)  As of June 30, 2015

Summary of Revised Affiliate Agreement

Contract Terms	▪ Initial term through November 2029; extends existing Affiliate Agreement term by 5 years ▪ Two 10 year renewal periods ▪ Changes calculation of Shentel's wireless business value upon termination of agreement, from 80% to 90% of EBV

Net Service Fee	▪ Net Service Fee set at 8.6%; effective as of January 1, 2016
	  ▪ Can be changed one time annually if the underlying change in costs > 1%; subject to an NSF cap of 10%
	  ▪ NSF cap may be changed if expenses can be shown to have increased over the 10% cap for a period of 18 months
	▪ Commissions including phone subsidy costs will be borne by Shentel; cash collected by Sprint from customers for subsidized phones will be credited back to Shentel
	▪ Shentel to receive $1.5 million of net travel revenue per month for 36 months; travel settlement to be reset every three years using each company's network costs and volumes
	▪ Wholesale (MVNO) usage on Shentel's network will pass through to Shentel from Sprint based on actual amounts collected by Sprint (currently estimated at $5 million per year)

Spectrum	▪ Shentel receives access to 2.5 GHz spectrum in its current operating markets immediately and access in the expanded affiliate area at close ▪ Sprint and Shentel agree to certain operating and development terms related to the 2.5 GHz spectrum

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 Pro Forma Footprint  Charlottesville  Morgantown  Waynesboro  Roanoke  Huntington      Lynchburg  Edinburg  Charleston  VA  WV  PA  MD    Rocky Mount  Atlanta, GA (Telx)  Shentel Fiber Routes    Shentel POP  Shentel Leased Routes  Shentel Planned Routes    Shentel Coverage    Shentel Master Headend    Overlap Coverage    NTELOS Coverage    Shentel Cable Coverage    Planned Shentel POP    Internet POP

Planned Operational Initiatives

Network	▪ Complete the wind down of nTelos' Eastern Markets ▪ Complete the 4G LTE build-out and deploy 800 MHz spectrum for voice and LTE ▪ Remove 148 duplicate sites ▪ Add 150 coverage sites ▪ Deploy 2.5 GHz spectrum ▪ Leverage Shentel fiber network for backhaul
Customer Service	▪ Migrate nTelos subscribers to Sprint's billing and customer service platforms within 90 days of close ▪ Rebrand 38 nTelos Stores

SHENTEL®

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 Owned Towers    154     8     NA    162   Cell Sites    546     1,010     NA    1,408   Market POPs    2,421,000     4,388,000     4,388,000     5,449,000   Covered POPs    2,213,000     3,100,000     3,100,000     4,283,000   % Coverage    91%    68%    68%    79%                    Postpaid Subs    296,492     223,000     189,000     708,492   Prepaid Subs    145,431     66,500     102,000     313,931   Total Subs     441,923      289,500      291,000      1,022,423   Penetration %    20.0%    9.3%    9.4%    23.9%  Pro Forma Operating Statistics as of 6/30/15  Represents Western Markets only.Represents Sprint customers within the market governed by the revised Affiliate Agreement. POPs totals include areas that overlap current Shentel markets.After the elimination of 148 redundant sites  1  2  SHENTELPro Forma    3  3  3  3  4

 Illustrative Transactions Run-Rate Economics  Subscriber counts as of June 30, 2015. adjusted for approximately 8,000 subscribers expected to be transferred to Sprint at close.Represents a blend of Shentel’s and nTelos’ ARPU as reported at June 30, 2015. Shentel ARPU was applied as a proxy to Sprint ARPUExcludes the impact of the reduction in net service fees otherwise payable to Sprint of $252 million in the first five to six years after closing  Note: Excludes non-cash GAAP accounting adjustments to revenue and accounting recognition of revenue from Sprint payments as a result of the Transactions.

 Financing Structure  Purchase price fully funded by $960 million in committed debt financing including:$485 million five-year Term Loan A-1 with amortization of 5% in year 1, 10% in years 2 to 4 and 15% in the final year $400 million seven-year Delayed Draw Term Loan A-2 ($325 million drawn at closing), two years of interest only$75 million Revolving Credit Facility (undrawn at closing)$150 million accordion featureSubject to customary closing conditions  Pricing    Financing Details

 Covenants     Financing Details (continued)

 Expected Transaction Sources & Uses - As of 6/30/15  Cash from Shentel’s Balance Sheet  $32  New Revolving Credit Facility1  0  New Term Loan A-1  485  New Delayed Draw Term Loan A-22  325  Total  $842  SOURCES ($MM)  USES ($MM)  Purchase of nTelos Equity  $208  Repay nTelos Net Debt  378  Repay Shentel Debt  213  Other Transaction Costs  43  Total  $842  Transaction Financing includes $75 million Revolving Credit Facility anticipated to be undrawn at closing.Term Loan A-2 structured as a delayed draw. The facility size is $400 million, with $325 million anticipated to be drawn at close.  Meaningful Ongoing Cash and Value Contribution from Sprint  Does not include cash from expected Sprint payment for approximately $60 million of accounts receivable or for additional cash flow related to the $252 million in value from Sprint to be realized through fee reductions over 5 to 6 years.

 Pro Forma Capitalization – As of 6/30/15  Reasonable Pro Forma Leverage and No Shareholder Dilution  Transaction Financing includes $75 million Revolving Credit Facility anticipated to be undrawn at closing.Term Loan A-2 structured as a delayed draw. The facility size is $400 million, with $325 million anticipated to be drawn at close.

Transaction Recap

- nTelos is a highly attractive strategic acquisition and should significantly enhance our scale and regional service offering
- Further solidifies Shentel as a premier wireless provider in the Mid-Atlantic United States
- Expands and strengthens affiliate relationship with Sprint
- Attractive acquisition terms with meaningful cash contribution from Sprint over time as collected
- Reasonable pro forma leverage profile and no shareholder dilution
- Should meaningfully enhance shareholder value

SHENTEL
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Q&A